Exhibit (a)(6)

MANDATORY OFFER
TO ACQUIRE SECURITIES
IN AN OPEN JOINT STOCK COMPANY

Pepsi-Cola (Bermuda) Limited

(name of a person making the mandatory offer (the "offeror"))

Open Joint Stock Company "Wimm-Bill-Dann Foods"

(full official name of the open joint stock company the securities of which are subject to the mandatory offer)

Type, category (class) and series of the securities	Quantity of the securities of such type, category (class)
being the subject of the mandatory acquisition	and series, which are subject to the mandatory
offer	acquisition offer (pcs)
Ordinary registered uncertificated shares, issuance	10,127,681 (ten million one hundred twenty seven
state registration number: 1-01-06005-A	thousand six hundred eighty one)

Location of the offeror	Clarendon House, 2 Church Street, Hamilton HM 11,
Bermuda

Contact details of the offeror:
Telephone:	+7	(495) 933-62-50

Fax:	+7	(495) 933-62-54

E-mail:	Maxim.Mikhailov@pepsico.com
Mailing address:	Business Center "Citidel", 9 Zemlyanoi Val Street, Moscow, 105064, Russian
Federation, to Pepsi-Cola (Bermuda) Limited

Representative acting under the Power of Attorney w/n dated 10 February 2011	Maxim Viktorovich Mikhailov
(title of CEO or other signatory to the mandatory offer on behalf of the offeror,			(signature)	(Full Name)
title and details of the document authorizing such other signatory to sign the mandatory offer on behalf of the offeror)

Date « 22 »	February	2011	Seal

I. Information about the open joint stock company, the issuable securities of which are subject to the mandatory offer
1.1.	Full official name	Open Joint Stock Company "Wimm-Bill-Dann Foods"
1.2.	Short official name (if any)	WBD Foods
1.3.	Location	Room 306, 16/15 Yauzsky Boulevard, Moscow, 109028
1.4.	Main State Registration Number	1037700236738
1.5.	Taxpayer Identification Number	7709342399
1.6.	Issuer's code assigned by relevant	06005 -A
registration authority
1.7.	Mailing address	Room 306, 16/15 Yauzsky Boulevard, Moscow, 109028

II. Information about the person making the mandatory offer to acquire the issuable securities of an open joint stock company
2.1.	Individual	No
2.2.	Legal entity	Yes
2.3.	Resident	No
2.4.	Non-resident	Yes
For individuals:
2.5.	Full name	N/A
2.6.	Place of residence	N/A
For legal entities:
2.7.	Full official name	Pepsi-Cola (Bermuda) Limited
2.8.	Short official name (if any)	No
2.9.	Location	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
2.10.	Main State Registration Number	N/A
2.11.	Taxpayer Identification Number	N/A
2.12.	Issuer's code assigned by relevant registration authority (if available)	No
2.13.	Information about the number of shares in the open joint stock company owned by the offeror
Number of shares in the open joint stock company owned by that person
2.13.1.	Ordinary shares (quantity/percentage)	33,872,319 (thirty three million eight hundred seventy two thousand three hundred nighteen)/76.98% (seventy six point ninety eight percent)	2.13.2.	Preferred shares, total, (quantity/ percentage), including:	N/A
				a) type ___________________, quantity/%	N/A
				6) type ___________________, quantity /%	N/A
				b) type ___________________, quantity /%	N/A

2.14.	Information about the persons that, independently or together with their affiliates, hold 20% or more of the votes in the highest managerial body of the offeror
2.15.	For individuals:
Information about the individuals who, independently or together with their affiliates, hold 20% or more of the votes in the highest managerial body of such legal entity			Percentage share held by such person (independently or together with his/her affiliates) in the highest managerial body of such legal entity
2.15.1.1.	Full name	N/A	2.15.1.3	N/A
2.15.1.2.	Place of residence	N/A
2.15.2.1.	Full name	N/A	2.15.2.3	N/A
2.15.2.2.	Place of residence	N/A
2.16.		For legal entities:
Information about legal entities that, independently or together with their affiliates, hold 20% or more of the votes in the highest managerial body ofsuch legal entity			Percentage share held by such entity (independently or together with its affiliates) in the highest managerial body of such legal entity
2.16.1.1.	Full official name	PepsiCo Finance (Antilles B) N.V.	2.16.1.6	100% (hundred percent)
2.16.1.2.	Short official name (if any)	No
2.16.1.3.	Location	World Trade Center Curacao, Suite TM I.23. Piscadera Bay, Curacao
2.16.1.4.	Main State Registration Number	N/A
2.16.1.5.	Taxpayer Identification Number	N/A
2.16.2.1.	Full official name	N/A	2.16.2.6	N/A
2.16.2.2.	Short official name (if any)	N/A
2.16.2.3.	Location	N/A
2.16.2.4.	Main State Registration Number	N/A
2.16.2.5.	Taxpayer Identification Number	N/A
2.17.
Information about the persons that hold 10% or more of the votes in the highest managerial body of the offeror and are registered in the tax havens and/or jurisdictions/territories not requiring the disclosure of information for the purposes of financial operations (offshore zones)

2.18.	For individuals:
Information about the persons that hold 10% or more of the votes in the highest managerial body of such legal entity and are registered in an offshore zone			Percentage share held by such individual in the highest managerial body of such legal entity
2.18.1.1.	Full name	N/A	2.18.1.3	N/A
2.18.1.2.	Place of residence	N/A

2.18.2.1.	Full name	N/A	2.18.2.3	N/A
2.18.2.2.	Place of residence	N/A

2.19.	For legal entities:
Information about legal entities that hold 10% or more of the votes in the highest managerial body of such legal entity and are registered in an offshore zone			Percentage share held by this entity in the highest managerial body of such legal entity
2.19.1.1.	Full official name	PepsiCo Finance (Antilles B) N.V.	2.19.1.4	100% (hundred percent)
2.19.1.2.	Short official name (if any)	N/A
2.19.1.3.	Location	World Trade Center Curacao, Suite TM I. 23. Piscadera Bay, Curacao
Information about the beneficiaries in whose interests the shares (participatory interests) of the legal entity registered in an offshore zone are held			Beneficiary's share in the highest managerial body of the legal entity registered in an offshore zone (%)
For individual beneficiaries
2.19.1.5.	Full name	N/A	2.19.1.7.	N/A
2.19.1.6.	Place of residence	N/A

2.19.1.8.	Full name	N/A	2.19.1.10.	N/A
2.19.1.9.	Place of residence	N/A
For beneficiaries that are legal entities
2.19.1.11.	Full official name	Hillbrook Insurance Company, Inc.	2.19.1.16	100% (hundred percent)
2.19.1.12.	Short official name (if any)	N/A
2.19.1.13.	Location	CT Corporation System, 400 Cornerstone Drive, #240, Williston, VT 05495, United States of America
2.19.1.14.	Main State Registration Number	N/A
2.19.1.15.	Taxpayer Identification Number	N/A
2.19.1.17.	Full official name	N/A	2.19.1.22	N/A
	Short official name (if any)	N/A
2.19.1.19.	Location	N/A
2.19.1.20.	Main State Registration Number	N/A
2.19.1.21.	Taxpayer Identification Number	N/A
2.20.	The offeror acts on behalf of third parties but in its own name	Pepsi-Cola (Bermuda) Limited acts in its name and on its own behalf
2.21.	Information about third parties on behalf of which the offeror is acting
2.22.	For individuals:

2.22.1.1.	Full name	N/A
2.22.1.2.	Place of residence	N/A
2.22.1.3.	Details and title of the document (agreement, power of attorney) on the basis of which the offeror is acting on behalf of such third party	N/A

2.22.2.1.	Full name	N/A
2.22.2.2.	Place of residence	N/A
2.22.2.3.	Details and title of the document (agreement, power of attorney) on the basis of which the offeror is acting on behalf of such third party	N/A

2.23.	For legal entities:
2.23.1.1.	Full official name	N/A
2.23.1.2.	Short official name (if any)	N/A
2.23.1.3.	Location	N/A
2.23.1.4.	Main State Registration Number	N/A
2.23.1.5.	Taxpayer Identification Number	N/A
2.23.1.6.	Details and title of the document (agreement, power of attorney) on the basis of which the offeror is acting on behalf of such third party	N/A

2.23.2.1.	Full official name	N/A
2.23.2.2.	Short official name (if any)	N/A
2.23.2.3.	Location	N/A
2.23.2.4.	Main State Registration Number	N/A
2.23.2.5.	Taxpayer Identification Number	N/A
2.23.2.6.	Details and title of the document (agreement, power of attorney) on the basis of which the offeror is acting on behalf of such third party	N/A

III. Information about the shareholders affiliated with the offeror
3.1.	For individuals:
3.1.1.1.	Full name	N/A
3.1.1.2.	Place of residence	N/A
3.1.1.3.	Basis for affiliation	N/A
Number of shares
3.1.1.4.	Ordinary shares(quantity/percentage)	N/A	3.1.1.5.	Preferred shares, total, (quantity/ percentage), including:	N/A
				a) type __________, quantity /%	N/A
				6) type __________, quantity /%	N/A
				b) type __________, quantity /%	N/A
3.2.	For legal entities:
3.2.1.1.	Full official name	N/A
3.2.1.2.	Short official name (if any)	N/A
3.2.1.3.	Location	N/A
3.2.1.4.	Main State Registration Number	N/A
3.2.1.5.	Taxpayer Identification Number	N/A
3.2.1.6.	Basis for affiliation	N/A
Number of shares in the open joint stock company owned by such affiliate
3.2.1.7.	Ordinary shares (quantity/percentage)	N/A	3.2.1.8.	Preferred shares, total, (quantity/ percentage), including:	N/A
				a) type __________, quantity /%	N/A
				6) type __________, quantity /%	N/A
				b) type __________, quantity /%	N/A

IV. Information about the aggregate number of shares in the open joint stock company held by the offeror and its affiliates
Number of shares in the open joint stock company held by the above-referenced persons
4.1.	Ordinary shares (quantity/percentage)	33,872,319 (thirty three million eight hundred seventy two thousand three hundred nighteen)/76.98% (seventy six point ninety eight percent)	4.2.	Preferred shares, total, (quantity/ percentage), including:	N/A
				a) type __________, quantity /%	N/A
				6) type __________, quantity /%	N/A
				b) type __________, quantity/%	N/A
4.3.	Number of shares in the open joint stock company referred to in Paragraph 1 of Article 84.1 of the Federal Law "On Joint Stock Companies," held by the offeror and its affiliates (quantity/percentage)		33,872,319 (thirty three million eight hundred seventy two thousand three hundred nighteen)/76.98% (seventy six point ninety eight percent)
V. Information about issuable securities in the open joint stock company subject to the mandatory acquisition offer
5.1.	Type, category (class), series of the securities offered to be acquired	5.2.	Quantity of the securities of such type, category (class) and series, that are offered to be acquired (quantity/ percentage)
5.1.1.	Ordinary registered uncertificated shares, issuance state registration number: 1-01-06005-A	5.2.1.	10,127,681 (ten million one hundred twenty seven thousand six hundred eighty one)/23.02% (twenty three point zero two percent)
5.1.2	N/A	5.2.2	N/A
5.1.3	N/A	5.2.3	N/A
5.1.4	N/A	5.2.4	N/A

VI. Information about the terms of the mandatory offer to acquire issuable securities in the open joint stock company
6.1.	Type, category (class), series of the securities offered to be acquired	Ordinary registered uncertificated shares, issuance state registration number: 1-01-06005-A (hereinafter the "Shares")
Terms of acquiring the issuable securities of this type, category (class) and series:
6.1.1.	Offered acquisition price of the securities or the procedure for its determination	3,883 Rubles and 70 Kopeks (three thousand eight hundred eighty three Rubles and seventy Kopeks) per

Share
6.1.2
Substantiation of the offered acquisition price of the securities, including information on the compliance of the offered price of the securities with the requirements of Paragraph 4 of Article 84.2 of the Federal Law "On Joint Stock Companies"

The price in the amount of 3,883 Rubles and 70 Kopeks (three thousand eight hundred eighty three Rubles and seventy Kopeks) per Share specified in Section 6.1.1 hereof corresponds to the maximum price per Share at which Pepsi-Cola (Bermuda) Limited acquired or assumed the obligation to acquire the Shares within six months preceding the date of delivery of this mandatory offer to WBD Foods.

The above-mentioned purchase price for the Shares (3,883 Rubles and 70 Kopeks (three thousand eight hundred eighty three Rubles and seventy Kopeks) per Share) exceeds the weighted average price for the Shares determined in accordance with the results of trades of all securities market trade arrangers where the Shares are traded during no less than six months preceding the date of delivery of this mandatory offer to FSFM of Russia.

The Shares are traded at the following securities trade arrangers:

1. The Shares are admitted for trades and included in the " Þ" quotation list of Open Joint Stock Company "RTS  Stock Exchange (hereinafter OAO “RTS”) (date of inclusion in the " " quotation list - 14 March 2003; date of inclusion in the list "RTS Classica, shares" - 08 April 2002);

2. The Shares are admitted for trades without listing and included in the List of non-listed securities of Closed Joint Stock Company "MICEX Stock Exchange" (hereinafter ZAO “MICEX SE”) (date of admission for trades – 26 February 2004).

The weighted average price for the Shares determined in accordance with the results of trades of the above- mentioned securities market trade arrangers is less than the price at which Pepsi-Cola (Bermuda) Limited acquired or assumed the obligation to acquire the Shares within six months preceding the date of delivery of this mandatory offer to WBD Foods.

The Price for the Shares specified in Section 6.1.1 of this mandatory offer complies with the requirements of Paragraph 4, Article 84.2 of the Federal Law "On Joint Stock Companies".

6.1.3	Cash payment for the securities offered to be acquired	Payment for the acquired Shares will be made in cash in the Russian Federation currency (RF Rubles).
6.1.4	Term and procedure for cash payment for the securities offered to be acquired
Payment term: fifteen (15) days after the date the Shares are transferred to depo account of Pepsi-Cola (Bermuda) Limited specified in Section 6.3.5 hereof.

Those Shares shall be paid for that have been transferred to depo account of Pepsi-Cola (Bermuda) Limited indicated in Section 6.3.5 hereof, no later than fifteen (15) days after the expiration of the period provided for the acceptance of this mandatory offer.

If Pepsi-Cola (Bermuda) Limited fails to perform its obligation to make timely payment for the acquired

Shares, the former owner of the Shares may, in its discretion, either deliver to the guarantor that has issued a bank guarantee securing performance of obligations of Pepsi-Cola (Bermuda) Limited hereunder, a request to pay the price of the acquired Shares together with the documents confirming debiting of the Shares acquired hereunder from the personal account (depo account) of the owner of Shares for their subsequent transfer to depo account of Pepsi-Cola (Bermuda) Limited, or to unilaterally terminate the Share purchase agreement and demand the return of the Shares.

6.1.5.	Payment for the securities offered to be acquired with other securities (please specify)	Payment for the Shares in other securities is not provided.
6.1.6.	The term and procedure for payment for the securities offered to be acquired with other securities	N/A
6.1.7.	Indication that the form of payment has been chosen by the securities owner	Payment for the Shares shall be made solely in cash (in Rubles) pursuant to the procedure set forth in Section 6.1.4 hereof.
6.1.8.	Minimum number of securities to be included in the sale notices, quantity/ percentage	No minimum number of Shares to be included in the sale notices is provided.
6.2.	Type, category (class), series of the issuable securities offered for acquisition	No other issuable securities shall be acquired except for those specified in Section 6.1 hereof.
Terms of acquiring the issuable securities of this type, category (class) and series:
6.2.1.	Offered acquisition price of the securities or the procedure for ts determination	N/A
6.2.2.
Substantiation of the offered acquisition price of the securities, including information on the compliance of the offered price of the securities with the requirements of Paragraph 4 of Article 84.2 of the Federal Law "On Joint Stock Companies"
N/A
6.2.3.	Cash payment for the securities to be acquired	N/A
6.2.4.	Term and procedure for cash payment for the securities offered to be acquired	N/A
6.2.5.	Payment for the securities offered to be acquired with other securities (please specify)	N/A
6.2.6.	Term and procedure for payment for the securities offered to be acquired with other securities	N/A
6.2.7.	Indication that the form of payment has been chosen by the securities owner	N/A
6.2.8.	Minimum number of securities to be included in the sale notices, quantity/ percentage	N/A
6.3.	Other terms for acquisition of the issuable securities
6.3.1.	Term for acceptance of the mandatory offer (the term within which a securities sale notice shall be received by the offeror)
The term for the acceptance of the mandatory offer (the term within which a Share sale notice shall be received by Pepsi-Cola (Bermuda) Limited shall be seventy (70) days from the date of receipt of this mandatory offer by OJSC “Wimm-Bill-Dann Foods”.

If, before the expiration of the term for acceptance of the mandatory offer, Pepsi-Cola (Bermuda) Limited receives more than one Share sale notice from the owner of the Shares, the notice of the latest calendar date or, if undated, the last notice received shall be deemed valid.

All Share sale notices delivered before the expiration of the term for acceptance of the mandatory offer shall be deemed received by Pepsi-Cola (Bermuda) Limited on the date of expiration of the seventy-day period after the date of receipt by OJSC “Wimm-Bill-Dann Foods” of this mandatory offer.

IMPORTANT NOTICE: all queres related to informational support of this mandatory tender offer could be addressed by shareholders to Orient Capital using the following telephone numbers:

Russia Freephone: 81080025252044 (free to call from within Russia)

UK Freephone: 08001973439 (free to call from within the UK)

From outside of Russia and the UK: +44 2077608956

Information related to this mandatory tender offer shall be published on the web-page of Orient Capital at:
http://campaigns.orientcap.com/Pepsico-Wimm-Bill-Dann.

Orient Capital is acting as an information agent of Pepsi-Cola (Bermuda) Limited for the purposes of this mandatory tender offer.

6.3.2.	Mailing address at which the securities sale notices shall be delivered
30 Buzheninova Street, Moscow 107023, the Russian Federation
ZAO “Novy registrator”
Tel.: +7 (495) 964-2251
Fax: +7 (495) 964-2252
Attn.: Dmitri Alexandrovich Koshechkin

IMPORTANT NOTICE: ZAO “Novy registrator” will be responsible for gathering Share sale notices of shareholders willing to sell their shares within the course of this mandatory tender offer.

6.3.3.	Address for personal delivery by shareholders of the securities sale notices
30 Buzheninova Street, Moscow 107023, the Russian Federation
ZAO “Novy registrator”
Tel.: +7 (495) 964-2251
Fax: +7 (495) 964-2252
Attn.: Dmitri Alexandrovich Koshechkin, Yuri Vladimirovich Shuvayev or Artem Alexandrovich Udalcov

IMPORTANT NOTICE: ZAO “Novy registrator” will be responsible for gathering Share sale notices of shareholders willing to sell their shares within the course of this mandatory tender offer.

6.3.4.	Procedure for the transfer of the securities to be acquired, and the term within which the acquired securities must be transferred to the personal (depo) account of the offeror
If this mandatory offer is accepted, then the shareholder willing to sell his/her Shares must deliver, within seventy (70) days after the receipt of this mandatory offer by OJSC “Wimm-Bill-Dann Foods”, a Share sale notice to the addresses specified in Sections 6.3.2 and 6.3.3 hereof.

A Share sale notice must indicate full name (legal name) of the owner of the securities as well as type, category (class) and quantity of the securities the owner of such securities is ready to sell to the offeror.

The Shares to be transferred on the basis of this mandatory offer must be credited to depo account of Pepsi-Cola (Bermuda) Limited, free of any third party rights, within fifteen (15) days after the term for acceptance of this mandatory offer expires, as specified in Section 6.3.1 hereof. For these purposes a shareholder selling its Shares shall, within fifteen (15) days after the term for acceptance of this mandatory offer expires, as specified in Section 6.3.1 hereof, provide to ZAO “Novy registrator” (or the corresponding depositary maintaining record of rights to the Shares) a transfer order (instruction to the depositary) to transfer the Shares to personal account specified in Section 6.3.5 hereof.

All necessary steps related to the transfer of the title to the Shares specified in the relevant Share sale notice shall be taken by the shareholder that has delivered the Share sale notice.

Expenses related to the crediting of Shares to the account of nominal holder LLC “Deutsche Bank” specified in Section 6.3.5 hereof shall be paid by Pepsi-Cola (Bermuda) Limited.

Registration of the transfer of title to the Shares in favour of Pepsi-Cola (Bermuda) Limited shall be effected by LLC “Deutsche Bank” at the following address: 82 Sadovnicheskaya street, building 2, 115035, Moscow, Russian Federation.

The Share purchase transactions shall be concluded through the acceptance by shareholders of this mandatory offer by way of sending the Share sale notice to Pepsi-Cola Bermuda Limited to the address specified in Section 6.3.2.

The Share purchase transactions entered into as a result of acceptance by the shareholders of this mandatory offer shall be deemed concluded with the shareholders indicated in the Share sale notices delivered in accordance with this Section 6.3.4 hereof and with respect to the number of the Shares specified in the relevant Share sale notices, on the terms and conditions set forth hereof.

If the Shares to be acquired hereunder are not transferred to depo account of Pepsi-Cola (Bermuda) Limited within fifteen (15) days after the expiration of the term for acceptance of this mandatory offer, as specified in Section 6.3.1 hereof, then Pepsi-Cola (Bermuda) Limited shall have the right to unilaterally terminate the Share purchase agreements.

Share sale notices containing information provided for by Paragraph 4, Article 84.3 of Federal Law "On Joint Stock Companies" which have been delivered and have not been recalled prior to the expiration of the period for the acceptance of this mandatory offer, shall be deemed received, and the corresponding Share purchase agreements between Pepsi-Cola (Bermuda) Limited and the shareholders shall be deemed concluded on the day of the expiration of the period specified in Section 6.3.1
hereof.

IMPORTANT NOTICE: All queries related to the
transfer of shares by shareholders to personal account of
Pepsi-Cola (Bermuda) Limited could be addressed to
ZAO “Novy registrator”.

Contact persons: Dmitri Alexandrovich Koshechkin,
Yuri Vladimirovich Shuvayev, Artem Alexandrovich
Udalcov (telephone: +7 (495) 964-2251).

6.3.5.	Information about the offeror to be included in the securities transfer order

For purposes of transfer of Shares to depo account of Pepsi-Cola (Bermuda) Limited opened with LLC “Deutsche Bank”, the transfer order (instruction to the depositary) to ZAO “Novy registrator” (or to the corresponding depositary maintaining record of rights to the Shares) shall include the following information:

Type of registered person: nominal holder

Name of registered person: “Deutsche Bank” limited liability company.

Account number with the register of shareholders of Open Joint Stock Company "Wimm-Bill-Dann Foods": 1500000334.

Name of the document certifying the registered person: Certificate on amendments to the Unified State Register of Legal Entities

Number of document: 1027739369041

Date of issue: 14 October 2002

Name of issuing authority: Interdistrict Inspectorate No. 39 of the Ministry for Taxes and Levies of the city of Moscow.

For the subsequent crediting of shares to the depo account of Pepsi-Cola (Bermuda) Limited opened with LLC “Deutsche Bank”:

Name of the account holder: PEPSI-COLA (BERMUDA) LIMITED

Account number: No K40007140001

Name of the account: PPSC - PEPSI-COLA (BERMUDA) LIMITED

Grounds for the transfer of title to the securities:

1). Mandatory tender offer regarding the acquisition of shares of Open Joint Stock Company "Wimm-Bill-Dann Foods" dated 22 February 2011;

2). Depository agreement No 16-1/PPSC/1065 dated 07 February 2011 between Pepsi-Cola (Bermuda) Limited and LLC “Deutsche Bank”.

3). Depository agreement entered into between

Depository and shareholder (in case the Shares are held on the depo-account opened with Depository).
6.3.6.	Plans of the offeror in respect of the joint stock company the securities in which are to be acquired, including plans with respect to the employees of such joint stock company.	N/A
VII. Information on the bank guarantee to be appended to the mandatory offer
7.1.	Information about guarantor
7.1.1.	Full official name	Morgan Stanley Bank International Limited (the “Guarantor 1”); and HSBC Bank plc (the “Guarantor 2”) (together “Guarantors” and each independently – “Guarantor”).
7.1.2.	Short official name (if any)	N/A
7.1.3	Location	Guarantor 1: 25 Cabot Square, Canary Wharf, London E14 4QA, United Kingdom Guarantor 2: 8 Canada Square, Canary Wharf, London, E14 5HQ, United Kingdom
7.1.4	Main State Registration Number	Guarantor 1: Registration Number in the United Kingdom: 03722571 Guarantor 2: Registration Number in the United Kingdom: 14259
7.1.5.	Taxpayer Identification Number	Guarantor 1: UK Corporate Tax Payer ID: 268 97817 01467 Guarantor 2: UK Corporate Tax Payer ID: 268 41660 23150
7.2.	Information about the conditions of the bank guarantee
7.2.1.	Amount of the bank guarantee or the procedure for its determination
The guarantee amount shall not exceed 39,332,874,699 rubles 70 kopeks (thirty nine billion three hundred thirty two million eight hundred seventy four thousand six hundred ninety nine rubles seventy kopeks) for all remaining shares of OJSC “Wimm-Bill-Dann Foods”, and shall be determined in accordance with the procedure described below.

Provided that, each Guarantor shall be severally liable to the shareholders who have accepted this mandatory offer (hereinafter the “Beneficiaries”) and the aggregate amount of Guarantors’ obligations under this Guarantee shall be allocated in the following manner:

• Guarantor 1 agrees to pay the maximum amount
of not more than 19 666 437 349 rubles 85 kopeks (nineteen billion six hundred sixty six million four hundred thirty seven thousand three hundred forty nine rubles eighty five kopeks); and
• Guarantor 2 agrees to pay the maximum amount

of not more than 19 666 437 349 rubles 85 kopeks (nineteen billion six hundred sixty six million four hundred thirty seven thousand three hundred forty nine rubles eighty five kopeks) ; (each of the Guarantors maximum amount – the “Individual Guarantee Amount”).

Each Guarantor shall satisfy each claim duly submitted in accordance with the Bank Guarantee terms on a pro rata basis in accordance with the ratios determined below. An exact amount to be paid by each Guarantor to each Beneficiary in respect of any claim is to be determined by multiplying the amount of each such claim by the following ratios:

		•	0.5 - in respect of Guarantor 1; and
		•	0.5 - in respect of Guarantor 2.

The guarantee Amount shall be calculated as follows:

(1) During the period from the date immediately following the date stipulated in this mandatory offer as the final transfer date for crediting to depo account of Pepsi-Cola (Bermuda) Limited of the shares in relation to which this mandatory offer has been accepted until expiration of the period for payment for the purchased shares by Pepsi-Cola (Bermuda) Limited set out in Section 6.1.4 hereof (the “Final Settlement Date”) (inclusive of such date), the guarantee amount shall be calculated as an aggregate number of the shares in relation to which this mandatory offer has been accepted and which have been transferred to depo account of Pepsi-Cola (Bermuda) Limited, multiplied by the price of one (1) share set out in Section 6.1.1 hereof; and

(2) During the period commencing on the Final Settlement Date and until expiration of the bank guarantee as set out in Section 7.2.3 hereof (inclusive of such date), the guarantee amount shall be equal to the amount calculated pursuant to paragraph (1) above, less the amounts paid to the Beneficiaries by the Pepsi-Cola (Bermuda) Limited prior to the Final Settlement Date (inclusive of such date).

The guarantee amount and relevant Individual Guarantee Amount shall be reduced by each payment made by the Guarantors to the Beneficiaries through the payment agent (as defined below).

Any payments under the bank guarantee shall be made by the Guarantors through OOO HSBC Bank (RR) located at Paveletskaya square 2/2, Moscow, Russian Federation, 115054 , which is a payment agent in relation to all payments under the bank guarantee. The Guarantors shall make a payment under the bank guarantee through the payment agent and following receipt by the payment agent from each of the Beneficiaries of the duly executed originals of the documents specified in the bank guarantee.

7.2.2.	Irrevocability of the bank guarantee	The bank guarantee is irrevocable

7.2.3.	Term of validity of the bank guarantee or the procedure for its determination
The bank guarantee shall come into effect on the 86th (Eighty Six) calendar day from the date of receiving of this mandatory offer by OJSC “Wimm-Bill-Dann Foods”. The term of the bank guarantee will expire on twenty sixth (26) of December 2011.

VIII. Other additional information to be indicated in the mandatory offer
8.1.	No	No
8.2.	No	No

RECOMMENDATIONS

of the Board of Directors of Open Joint Stock Company "Wimm-Bill-Dann Foods"
in relation to the mandatory tender offer to purchase ordinary registered shares of
Open Joint Stock Company "Wimm-Bill-Dann Foods"

On 10 March 2011 a mandatory tender offer (hereinafter – the “Mandatory Tender Offer”) was received by Open Joint Stock Company "Wimm-Bill-Dann Foods" (hereinafter – “OJSC “WBD Foods”) from Pepsi-Cola (Bermuda) Limited in relation to the acquisition of 10,127,681 ordinary registered non-documentary shares of OJSC “WBD Foods” (state registration number of the issue 1-01-06005-A) (hereinafter – the “Shares”).

In accordance with Paragraph 1(2), Clause 84.3 of Federal Law No. 208-FZ “On joint stock companies” of 26 December 1995 (as amended) (hereinafter – the “JSC Law”), having reviewed terms and conditions of the Mandatory Tender Offer, the Board of Directors of OJSC “WBD Foods” (hereinafter – the “Board”) makes the following recommendations:

1.1	The Board recommends that shareholders of OJSC “WBD Foods” (hereinafter – the “Shareholders”) accept the Mandatory Tender Offer.

1.2	The Shares are traded at the following securities trade arrangers:

—
The Shares are admitted for trades and included in the "B" quotation list of Open Joint Stock Company "RTS Stock Exchange” (date of inclusion in the "B" quotation list - 14 March 2003; date of inclusion in the list "RTS Classica, shares" - 08 April 2002); and

—
The Shares are admitted for trades without listing and included in the List of non-listed securities of Closed Joint Stock Company "MICEX Stock Exchange" (date of admission for trades – 26 February 2004).

The weighted average price for the Shares determined in accordance with the results of trades of the above-mentioned securities market trade arrangers is less than the price at which Pepsi-Cola (Bermuda) Limited acquired or assumed the obligation to acquire the Shares within six months preceding the date of delivery of the Mandatory Tender Offer to OJSC “WBD Foods”.

The purchase price set forth in the Mandatory Tender Offer for the Shares, being 3,883 Rubles and 70 Kopeks (three thousand eight hundred eighty three Rubles and seventy Kopeks), according to the Board’s opinion, is fair and reasonable and complies with the requirements of the JSC Law with regard to the procedure for the determination of the purchase price under a mandatory tender offer.

1.3
The Board recommends the Shareholders, when deciding on the acceptance of the Mandatory Tender Offer, to take into account that the market value of the Shares may change in the future within a wide range as it may be affected by multiple factors (including changes in the results of the activities of OJSC “WBD Foods”, changes in the amount of its profits, changes in the Shares free float, changes in general economic conditions, changes in legislation and other circumstances beyond the control of OJSC “WBD Foods”).

1.4	No information is disclosed in the Mandatory Tender Offer about the plans of Pepsi-Cola (Bermuda) Limited with regard to OJSC “WBD Foods” and/or its employees.

1.5	For further information on terms and conditions of the Mandatory Tender Offer, as well as on the procedure for its acceptance, it is advisable for Shareholders to review the Mandatory Tender Offer.

1

INFORMATIONAL PURPOSES ONLY
10 March 2011 Information letter

Re: Mandatory Offer to acquire shares of Open Joint-Stock Company Wimm-Bill-Dann Foods

Dear shareholder of Open Joint-Stock Company Wimm-Bill-Dann Foods,

We hereby inform you that on 10 March 2011 Open Joint-Stock Company Wimm-Bill-Dann Foods (“OJSC WBD Foods” or the “Company” ) pursuant to Article 84.2 of Federal Law No.208-FZ “About joint-stock companies” of 26 December 1995 (as amended and supplemented) (the “ Law on Joint-Stock Companies”) received a mandatory offer (the “ Mandatory Offer”) from Pepsi-Cola (Bermuda) Limited (“PCBL” ) to acquire 10,127,681 ordinary registered non-documentary shares (registration number 1-01-06-005-A) (the “ Shares”), which comprise 23.02% of the Company’s total issued share capital. According to the Mandatory Offer, PCBL currently owns 33,872,319 issued shares in the Company (76.98%).

1	Terms of the Mandatory Offer

We would like to draw your attention to the following terms of the Mandatory Offer:

(i)	The Offer price is 3,883 (three thousand eight hundred and eighty-three) rubles 70 (seventy) kopecks for each Share. Alternative methods of payment are not available under the Mandatory Offer.
(ii)	Payments for the Shares will be made by wire transfer to the shareholder’s bank account opened in the name of the shareholder and specified in the Notice of Sale of securities (“Notice of Sale”).
(iii)	The Mandatory Offer is open for acceptance for 70 (seventy) days from the day of receipt of the Mandatory Offer by the Company (i.e. from 10 March 2011 until 19 May 2011 inclusive).
(iv)
Accepting shareholders must transfer their shares to the depo account of PCBL in OOO Deutsche Bank within 15 (fifteen) days of expiration of the Mandatory Offer acceptance term (i.e. from 20 May 2011 until 3 June 2011 inclusive).

(v)
Payments for the Shares transferred to PCBL will be made by PCBL not later than on the 15 (fifteenth) day following the date of the re-registration of title to the Shares to the depo account of PCBL1 .

To ensure that PCBL meets its obligations under the Mandatory Offer, Morgan Stanley Bank International Limited and HSBC Bank plc issued an irrevocable bank guarantee for 39,332,874,699 (thirty-nine billion three hundred and thirty-two million eight hundred and seventy-

1
Please note that the shareholders, whose Shares will be transferred to the depo account of PCBL on 20 May 2011, will receive the payment for their Shares on 6 June 2011. This is due to the fact that the fifteenth day following the date of transfer of Shares to the depo account of PCBL is a non-working day, and hence, under the laws of the Russian Federation, the date for the performance of the respective obligation shall be transferred to the closest working day following the date of the obligation performance, i.e. to 6 June 2011.

1

INFORMATIONAL PURPOSES ONLY

four thousand six hundred and ninety-nine) rubles 70 (seventy) kopecks, valid from 4 June 2011 until 26 December 2011 inclusive.

Accepting shareholders shall complete all the formalities necessary to re-register the title to the Shares in the name of PCBL. The costs of re-registering the title to the Shares in PCBL’s name in the register held by ZAO “Novy Registrator”(“the Registrar” ) will be met by PCBL.

All the information about the Mandatory Offer will be provided on the following websites:

●	http://campaigns.orientcap.com/Pepsico-Wimm-Bill-Dann (website of Orient Capital, PCBL’s information agent);
●	www.wbd.ru (website of OJSC WBD Foods);
●	www.newreg.ru (website of the Registrar).

2.	How to Accept the Mandatory Offer

To accept the Mandatory Offer, you should take the following steps:

2.1	Complete a Notice of Sale in Russian and submit it to the Registrar by post, courier or in person no later than 6 pm on 19 May 2011 at the following address:

ZAO “Novy Registrator”, 30 Buzheninova Street, Moscow, 107023, Russian Federation (attn: Mr Dmitry A. Koshechkin, Mr Yuri V. Shuvaev or Mr Artem A. Udaltsov).

To avoid mistakes when completing the Notice of Sale, we strongly recommend that you use the Notice of Sale form provided in Appendix 1 to this Information letter.

If you have acquired the Shares after 10 March 2011, you are also eligible to accept the Mandatory Offer by submitting a Notice of Sale at the address given above up until 19 May 2011.

To ensure correct identification of Shares, we recommend that shareholders whose rights to the Shares are being recorded and maintained by a depositary provide an extract from the depositary’s register confirming the number of Shares indicated in the Notice of Sale.

The Notice of Sale must be signed by the shareholder in person or their authorised representative. If the Notice of Sale is signed by an authorised representative of the shareholder, it must be accompanied by a power of attorney (the original or a notarised copy thereof) or another document certifying that the person signing the Notice of Sale is authorised to act on behalf of the shareholder. In case of Russian individuals, the power of attorney must be notarised or given in the similar form. In case of non-Russian individuals and organisations, the power of attorney must be appropriately legalised (or apostilled) and be accompanied by a duly notarised Russian translation.

As the payment for the Shares will be made wire transfer to the bank account opened in the name of the shareholder and specified by the shareholder in the Notice of Sale, please make sure that you have provided accurate bank details in the Notice of Sale. Also, we strongly recommend that you contact your bank and confirm that your bank details are complete, accurate and sufficient, and that your account is capable of receiving proceeds from the sale of the Shares.

2

INFORMATIONAL PURPOSES ONLY

Please note that PCBL will only pay for those Shares, the Notice of Sale of which has been received by the Registrar before 19 May 2011. Therefore, it is strongly recommended that accepting shareholders submit their Notice of Sale to the Registrar well in advance so as not to miss the Mandatory Offer acceptance deadline. If shareholders transfer Shares to the account of nominal holder OOO Deutsche Bank for the subsequent transfer of these Shares to the depo account of PCBL without previously submitting a Notice of Sale to the Registrar (or in case if the Notice of Sale has been received after 19 May 2011), these Shares will be transferred back to the transferor’s account.

Detailed guidance notes for the completion of Notice of Sale form as well as sample Notices of Sale for individuals and organisations will be posted on the websites specified in Paragraph 1 of this Information letter.

2.2
During the period from 20 May 2011 to 3 June 2011 accepting shareholders must complete a transfer order with respect to the Shares being transferred using the form in Appendix 2 to this Information letter and submit the transfer order to the Registrar to effect the transfer of relevant Shares to the account of nominal holder OOO Deutsche Bank in the OJSC WBD Foods shareholder register for subsequent transfer of those Shares to PCBL’s depo account.

Please note that for Shares held via a depositary, the transfer order shall be submitted to the Registrar by the nominal holder (depositary) in accordance with the terms of deposit agreement between the shareholder and the depositary. We therefore recommend that shareholders holding their shares via a depositary refer to the depositary in advance to confirm the actions required to transfer the Shares to PCBL. We also recommend that shareholders indicate the details of depositary and inter-depositary agreements (if applicable) in the Notice of Sale and the transfer order (instruction to depositary).

For the purposes of correct identification of the Shares being transferred under the Mandatory Offer, it is recommended that the shareholders whose rights to the Shares are being recorded and maintained by a depositary shall, after the transfer of Shares, submit to the Registrar an extract from the depositary’s register certified by the depositary and confirming that the Shares have been debited from the relevant shareholder’s deposit account in favour of PCBL. The extracts should be submitted at the following address: 30 Buzheninova Street, Moscow, 107023, Russian Federation, ZAO “Novy Registrator” (phone: +7-495-964-2251, fax: +7-495-964-2252, attn: Mr Dmitry A Koshechkin).

Shares to be transferred must be free from any third party rights. Before transferring the Shares shareholders must obtain all the consents and/or corporate approvals required.

Detailed guidance notes for the completion of transfer order (instruction to depositary) form as well as sample Transfer Orders for individuals and organisations will be posted on the websites specified in Paragraph 1 of this Information letter.

3	Additional information and assistance with the Mandatory Offer related queries.

For more information about the terms of the Mandatory Offer and the acceptance procedure, please refer to the text of the Mandatory Offer and recommendations of the board of directors of OJSC WBD Foods in relation to the Mandatory Offer. The Mandatory Offer documents (including a bank guarantee) are also available on the websites mentioned in Paragraph 1 of this Information letter.

If you have any queries about the Mandatory Offer, please contact us on:

3

INFORMATIONAL PURPOSES ONLY

(i)	Orient Capital, PCBL’s Information agent (information is provided in Russian and English):
●	Russia (freephone): 8-10-8002-5252044;
●	Great Britain (freephone): 0-8001-973439; and
●	For calls from other countries (except Russia and the UK): +44 2077608956.

Contact persons for English speaking shareholders: Sheryl Cuisia, Daniel Evans.

Contact person for Russian speaking shareholders: Larisa Kravchenko.

Email address for the queries of shareholders: Wimm-Bill-Dann@orientcap.com

(ii)	ZAO “Novy Registrator” (information is provided in Russian):
●	+7 (495) 964-2251; and
●	+7 (495) 964-2252.

Please contact Mr Dmitry A.Koshechkin, Mr Yuri V.Shuvaev or Mr Artem A.Udaltsov.

Kind regards,

Maxim V Mikhailov

Authorised representative

4

INFORMATIONAL PURPOSES ONLY

Appendix 1. Notice of Sale of Shares of Open Joint-Stock Company Wimm-Bill-Dann Foods.

To: ZAO “Novy Registrator” 30 Buzheninova Street, Moscow, 107023, Russian Federation

NOTICE OF SALE OF SHARES OF OPEN JOINT-STOCK COMPANY WIMM-BILL-DANN
FOODS UNDER THE MANDATORY OFFER BY
Pepsi-Cola (Bermuda) Limited.
Shares to be sold under the Offer:	Registered ordinary non-documentary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods (“Shares”), registration number 1-01-06005-A of 6 February 2004
For individuals:
Surname:
Previous surname(s):
First Name:
Patronymic:
Date and place of birth:
Passport No.
Date and place of issue:
Address:
For organisations:
Full name:
Address:
State registration number (OGRN); for foreign organisations – company number or similar:
Date of registration:
Individual tax number (INN/KPP); for foreign organisations –local tax number:
Date of registration with tax authority:
Number of shares to be sold under the Offer
(in figures and words)
If shares are held via depositary:
Full name of depositary:
Number and date of depositary agreement between the depositary and the person / organisation submitting the Notice of Sale
Shareholder’s contact details:
Phone / fax (please include the city code): Email:
NOTICE OF SALE

In accordance with Paragraph 4 of Article 84.3 of Federal law “About joint-stock companies” I hereby accept the Mandatory Offer for the remaining outstanding registered ordinary non-documentary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods and agree to sell to Pepsi-Cola (Bermuda) Limited the registered ordinary non-documentary shares totalling the number given above and on conditions specified in the Mandatory Offer.

I agree to transfer non-encumbered registered ordinary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods to Pepsi-Cola (Bermuda) Limited.

I request to pay the monies due to me by bank transfer to the following account:

Bank details:
Account name:
Individual tax number (INN/KPP) of the account holder:
Account number:
Full name of the bank:
Short name of the bank:
Address of the bank:
Tax number of the bank (INN/KPP):
Bank identification code (BIC):

5

INFORMATIONAL PURPOSES ONLY

Corresponding bank account:
Personal account No (if applicable):
SWIFT code (if applicable):

Full name of the person signing the Notice of Sale: ___________________________________________________________________

Signature_______________________________________________	Company stamp (if applicable)

Job title (proof of authority)

(individuals please write “n/a”)_________________________________________________

Details of Power of Attorney:____________________________________________________

(Attention! If the Notice of Sale is signed by an authorised representative, Power of Attorney must be submitted alongside the Notice of Sale)

6

INFORMATIONAL PURPOSES ONLY

Appendix 2. Transfer order form for transfer of Shares of Open Joint-Stock Company Wimm-Bill-Dann Foods

T R A N S F E R     O R D E R

The Transferor requests to make an entry to the register to give effect to the transfer of shares to the Transferee

INFORMATION ABOUT THE TRANSFERRED SHARES
Full name of Issuer _ Open Joint-Stock Company Wimm-Bill-Dann Foods __
Type of shares: Registered ordinary shares (non-documentary)
State registration number of the share issue: 1-01-06005-A of 06.02.2004_
Number of transferred shares:
(indicate number in figures and words)

REASON FOR MAKING ENTRY TO THE REGISTER:
Mandatory Offer to acquire shares of Open Joint-Stock Company Wimm-Bill-Dann Foods of 22.02.2011;
Notice of Sale of [indicate first name, patronymic and surname of an individual shareholder or full name of an organisation]
dated [indicate date]
The Mandatory Offer expiry date is 19 May 2011
Depositary agreement No 16-1/PPSC/1065 of 07.02.2011
[Details of Depository / Inter-depository Agreements if applicable
(purchase and sale, exchange or gift agreement, depo account etc, please include number and date of the agreement)
Consideration:
(indicate the number in figures and words)
_________________________________________________________________________rubles.
Above-mentioned shares are:
■ Non-encumbered ☐	Encumbered

THE TRANSFEROR:
☐ Owner	■ Nominee holder	☐	Trustee
Account No. 1500000334
Full name: Limited Liability Company OOO Deutsche Bank
Document: extract from the Uniform State Register of Legal Entities No. 1027739369041 issued on 14 October 2002
(registration certificate / state registration number or passport)
Issued by: Inter-district inspectorate No. 39 of the Ministry of Taxes and Levies of Russia for the city of Moscow

THE TRANSFEREE:
☐ Owner	☐ Nominee holder	☐	Trustee
Account No.
Full name:_______________________________________________________________________
Document:_______________________________________ No. ____________________	issued on ______________________
(registration certificate / state registration number or passport)
Issued by:________________________________________________________________________________________

AUTHORISED REPRESENTATIVE of the Transferor signing the transfer order:
Full name______________________________________________________________________
Document ________________________No. _________________issued on_________________
Issued by
Power of Attorney____________ No. ______________________	issued on____________________________

Signature of the Transferor or their authorised	Signature of Pledgee or their authorised	Signature of the Transferee or their
representative	representative	authorised representative

Stamp	Stamp	Stamp

7

Guidance Notes for the Completion of a Notice of Sale Form

Dear shareholder of Open Joint-Stock Company Wimm-Bill-Dann Foods,

For the purposes of prompt and correct identification of shareholders transferring shares under the Mandatory Offer and to ensure prompt payment, Pepsi-Cola (Bermuda) Limited recommends that you pay attention to the following guidance notes when completing the Notice of Sale form (hereinafter – “Notice of Sale”).

The Notice of Sale must be completed in Russian and sent by post, courier or delivered in person at the following address: 30 Buzheninova Street, Moscow, 107023, Russian Federation (ZAO “Novy Registrator”). Notices of Sale are accepted daily (except for weekends and public holidays) from 10 am to 6 pm (Moscow time).

On 19 May 2011 Notices of Sale will be accepted by ZAO “Novy Registrator” up until 6 pm (Moscow time).

The Notice of Sale must be signed by the shareholder or their authorised representative. If the Notice of Sale is signed by an authorised representative of the shareholder, the Notice of Sale must be accompanied by a power of attorney (the original or a notarised copy thereof) or another document certifying that the person signing the Notice of Sale is authorised to act on behalf of the shareholder. In case of Russian individuals, the power of attorney must be notarised. In case of foreign individuals and organisations, the power of attorney must be appropriately legalised (or apostilled) and be accompanied by a duly notarised Russian translation.

If you hold shares through a nominee holder, we recommend that you indicate in the Notice of Sale the full name of such a nominee holder as well as details of the depositary agreement with this nominee holder.

To ensure correct identification of shares, we recommend that shareholders holding their shares through a depositary provide an extract from depo account issued by the depositary confirming the number of shares indicated in the Notice of Sale.

To ensure prompt payment, please make sure that you have set out accurate bank details in the Notice of Sale. Also, we strongly recommend that you contact your bank and confirm that your bank details are correct and that your account is capable of receiving proceeds from the sale of the shares.

For speedy resolution of any queries in connection with the Notice of Sale forms, it is recommended that shareholders provide their phone number and email address.

If you have any queries about completing the Notice of Sale form, please contact us on:

(i)	Orient Capital, PCBL’s Information agent (information is provided in Russian and English):

•	Russia (freephone): 8-10-8002-5252044;

•	Great Britain (freephone): 0-8001-973439;

•	For calls from other countries (except Russia and the UK): +44 2077608956.

Contact persons for English speaking shareholders: Sheryl Cuisia, Daniel Evans.

Contact person for Russian speaking shareholders: Larisa Kravchenko.

Email address for the queries of shareholders: Wimm-Bill-Dann@orientcap.com

(ii) ZAO “Novy Registrator” (information is provided in Russian):

•           +7 (495) 964-2251; and

•           +7 (495) 964-2252.

Please contact Mr Dmitry A.Koshechkin, Mr Yuri V.Shuvaev, Mr Artem A.Udaltsov.

Please find below sample Notices of Sale completed by an individual (Appendix 1) and an legal entity (Appendix 2). Please note that the sample Notices of Sale have been included for your information only.

Appendix 1. Notice of Sale of registered ordinary non-documentary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods by individuals.

To: ZAO “Novy Registrator”
30 Buzheninova Street, Moscow, 107023, Russian Federation

26 March 2011

Notice of sale of shares of Open Joint-Stock Company Wimm-Bill-Dann Foods under the Mandatory Offer by Pepsi-Cola (Bermuda) Limited.

Shares to be sold under the Offer:	Registered ordinary non-documentary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods (“Shares”), registration number 1-01-06005-A of 6 February 2004
For individuals: Surname:	Ivanov_____________________________________________________
Previous surnames:	___________________________________________________________
First Name:	Ivan________________________________________________________
Patronymic:	Ivanovich___________________________________________________
Date and place of birth:	24 January 1980, Moscow______________________________________
Passport No.	3300 123456_________________________________________________
Date and place of issue:	30 May 2003, OVD Cheremushki in Moscow_______________________
Address:	Flat 5, 1 Krzhyzhanovsky Street, Moscow__________________________
For organisations:
Full name:	____________________________________________________________
Address:	___________________________________________________________
State registration number (OGRN); for foreign organisations – company number or similar:	___________________________________________________________
Date of registration:	___________________________________________________________
Individual tax number (INN/KPP); for foreign organisations – local tax number:	___________________________________________________________
Date of registration with tax authority:
Number of shares to be sold under the Offer (in figures and words)	10000 (ten thousand) shares
If shares are held via depositary:
Full name of depositary:	Limited Liability Company OOO “Central Moscow Depositary”
Number and date of depositary agreement between the depositary and the person / organisation submitting the Notice of Sale	Depositary agreement No. 31-04 of 25 March 2007.
Shareholder’s contact details:
Phone / fax (please include the city code):	+7 495 125 06 07, ivanov@gmail.com_____________________________
Email:
NOTICE OF SALE

In accordance with Paragraph 4 of Article 84.3 of Federal law “About joint-stock companies” I hereby accept the Mandatory Offer for the remaining outstanding registered ordinary non- documentary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods and agree to sell to Pepsi-Cola (Bermuda) Limited the registered ordinary non-documentary shares totalling the number given above and on conditions specified in the Mandatory Offer.

I agree to transfer non-encumbered registered ordinary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods to Pepsi-Cola (Bermuda) Limited.

I request to pay the monies due to me by bank transfer to the following account:

Bank details:

Account name:	Ivan Ivanovich Ivanov
Individual tax number (INN/KPP) of the	321856874321
account holder:
Account number:	1	2	3	4	5	6	7	8	9
Full name of the bank:	Open Joint-Stock Company Bank of Moscow
Short name of the bank:	OJSC “Bank of Moscow”
Address of the bank:	Building 3, 8/15 Rozhdestvenka Street, Moscow, 107996, Russian Federation
Tax number of the bank (INN/KPP):	546987451236
Bank identification code (BIC):	3214689746542
Corresponding bank account:	2	4	5	6	4	4	4	1	2	2	3	4	5	1	1	1	1	1	6
Personal account No (if applicable):	3	4	5	2	7	7	7	7	7	7	6	5	4	2	2	3	6	4	7

SWIFT code (if applicable):

Full name of the person signing the Notice of Sale: Ivan Ivanovich Ivanov_________________________________________________

Signature___________________________________________ Job title (proof of authority) (individuals please write “n/a”)__________________________ Details of Power of Attorney:___________________________	Company stamp (if applicable)

(Attention! If the Notice of Sale is signed by an authorised representative, Power of Attorney must be submitted alongside the Notice of Sale)

Appendix 2. Notice of Sale of registered ordinary non-documentary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods by a legal entity.

To: ZAO “Novy Registrator”
30 Buzheninova Street, Moscow, 107023, Russian Federation

26 March 2011

Notice of sale of shares of Open Joint-Stock Company Wimm-Bill-Dann Foods under the Mandatory Offer by Pepsi-Cola (Bermuda) Limited.

Shares to be sold under the Offer:	Registered ordinary non-documentary shares of Open Joint-Stock Company WIMM-
BILL-DANN FOODS (“Shares”), registration number 1-01-06005-A of 6 February
2004
For individuals: Surname:
Previous surnames:
First Name:
Patronymic:
Date and place of birth:
Passport No.
Date and place of issue:
Address:
For organisations:
Full name:	Limited Liability Company OOO “Pitanie”______________________
Address:	17 Rabochaya Street, Moscow__________________________________
State registration number (OGRN); for	123654789__________________________________________________
foreign organisations – company number or
similar:	20 March 2004______________________________________________
Date of registration:	4564879876564 / 987456321___________________________________
Individual tax number (INN/KPP); for
foreign organisations – local tax number:	23 March 2004______________________________________________
Date of registration with tax authority:
Number of shares to be sold under the Offer	10000 (ten thousand) shares
(in figures and words)
If shares are held via depositary:
Full name of depositary:	Limited Liability Company OOO “Central Moscow Depositary”
Number and date of depositary agreement	Depositary agreement No. 27-32 of 25 October 2007.
between the depositary and the person /
organisation submitting the Notice of Sale:
Shareholder’s contact details:
Phone / fax (please include the city code):	+7 495 333 06 25, pitanye@gmail.com____________________________
Email:
NOTICE OF SALE
In accordance with Paragraph 4 of Article 84.3 of Federal law “About joint-stock companies” I hereby accept the Mandatory Offer for the remaining outstanding registered ordinary non-documentary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods and agree to sell to Pepsi-Cola (Bermuda) Limited the registered ordinary non-documentary shares totalling the number given above and on conditions specified in the Offer.

I agree to transfer non-encumbered registered ordinary shares of Open Joint-Stock Company Wimm-Bill-Dann Foods to Pepsi-Cola (Bermuda) Limited.

I request to pay the monies due to me by bank transfer to the following account:

Bank details:
Account name:	Limited Liability Company OOO “Pitanie”
Individual tax number (INN/KPP) of the	4564879876564 / 987456321
account holder:
Account number:	1	2	3	4	5	6	7	8	9
Full name of the bank:	Open Joint-Stock Company Bank of Moscow
Short name of the bank:	OJSC “Bank of Moscow”
Address of the bank:	Building 3, 8/15 Rozhdestvenka Street, Moscow, 107996, Russian Federation
Tax number of the bank (INN/KPP):	546987451236
Bank identification code (BIK):	3214689746542

Correspondent account:	2	4	5	6	4	4	4	1	2	2	3	4	5	1	1	1	1	1	6
Personal account (if applicable):	3	4	5	2	7	7	7	7	7	7	6	5	4	2	2	3	6	4	7
SWIFT code (if applicable):

Full name of the person signing the Notice of Sale: Petr Petrovich Petrov__________________________________________________

Signature_______________________________________________

Job title (proof of authority)

(individuals please write “n/a”)__________________________________

Details of Power of Attorney:_________________________________________
Company stamp (if applicable)

(Attention! If the Notice of Sale is signed by an authorised representative, Power of Attorney must be submitted alongside the Notice of Sale)

  Guidance Notes for the Completion of a Transfer Order Form (Instruction to Depositary)

Dear shareholder of Open Joint-Stock Company Wimm-Bill-Dann Foods,

To ensure prompt and correct identification of shareholders transferring shares under the Mandatory Offer, please find below the transfer details that Pepsi-Cola (Bermuda) Limited recommends you to indicate when completing transfer orders and/or instructions to depositaries when you transfer shares under the Mandatory Offer.

Please note that the below information is for your guidance only as different depositaries use different instruction forms which may or may not have particular boxes / columns.

We recommend that you indicate the following in the “INFORMATION ABOUT THE TRANSFERRED SHARES” box:

ABOUT THE TRANSFERRED SHARES

Full name of Issuer Open Joint-Stock Company Wimm-Bill-Dann Foods

________________________________________________________________________________________________________________________

Type of shares: Registered ordinary shares (non-documentary)

State registration number of the share issue: 1-01-06005-A of 06.02.2004

We recommend that you indicate the following in the “REASON FOR MAKING ENTRY TO THE REGISTER” box:

REASON FOR MAKING ENTRY TO THE REGISTER:

Mandatory Offer to acquire shares of Open Joint-Stock Company Wimm-Bill-Dann Foods of 22.02.2011; Notice of Sale of [indicate first name, patronymic and surname of an individual shareholder or full name of an organisation] dated [indicate date]
The Mandatory Offer expiry date is 19 May 2011
Depositary agreement № 16-1/PPSC/1065 of 07.02.2011
(purchase and sale, exchange or gift agreement, depo account etc, please include number and date of the agreement)

If a shareholder owns shares through a nominee holder (depositary), it is recommended that the shareholder indicates correct details (number, date and parties) of the depositary agreement with the relevant depositary in their instruction to depositary. The shareholder should also make sure the depositary indicates these details in the transfer order to the registrar ZAO “Novy Registrator”.

If the shareholder’s depositary (Depositary 1), in turn, holds shares through another depositary (Depositary 2), it is recommended that the shareholder makes sure Depositary 1 indicates correct details of the depositary agreement between the shareholder and Depositary 1 and details of the inter-depositary agreement between Depositary 1 and Depositary 2 when submitting an instruction to Depositary 2.

We recommend that you indicate the following in the “TRANSFEREE” box:

THE TRANSFEREE

☐ Owner	■ Nominee holder	☐ Trustee
Account No. 1500000334

Full Name Limited Liability Company OOO Deutsche Bank

Document extract from the Uniform State Register of Legal Entities No.1027739369041 issued on 14 October 2002.
(registration certificate / state registration number or passport)

issued by Inter-district inspectorate No. 39 of the Ministry of Taxes and Levies of Russia for the city of Moscow

After the shareholders holding shares through a depositary transfer their shares, it is recommended that they submit to the R egistrar a certified extract from the depositary confirming that the shares have been transferred from the depo account of the relevant shareholder to the account of Pepsi-Cola (Bermuda) Limited. The extracts should be submitted at the following address: 30 Buzheninova Street, Moscow, Russian Federation, 107023. Phone/fax: +7-495-964-2251, attn: Mr Dmitry A Koshechkin.

If you have any queries about how to complete a transfer order to the registrar, please call Mr Dmitry A. Koshechkin, Mr Yuri V.Shuvaev or Mr Artem A.Udaltsov at ZAO “Novy Registrator” on:

• +7 (495) 964-2251; and
• +7 (495) 964-2252.

Please find below sample transfer orders completed by an individual shareholder (Appendix 1) and a legal entity (Appendix 2). Please note that the sample transfer orders have been included for your information only.

Appendix 1. Sample transfer order for an individual shareholder.

Should be arranged on one page

T R A N S F E R  O R D E R

The Transferor requests to make an entry to the register to give effect to the transfer of shares to the Transferee

INFORMATION ABOUT THE TRANSFERRED SHARES

Full name of Issuer Open Joint-Stock Company Wimm-Bill-Dann Foods

___________________________________________________________________________________________________________________

Type of shares: Registered ordinary shares (non-documentary)
State registration number of the share issue: 1-01-06005-A of 06.02.2004 Number of transferred shares: 10000 (ten thousand) shares
(indicate number in figures and words)

REASON FOR MAKING ENTRY TO THE REGISTER:

Mandatory Offer to acquire shares of Open Joint-Stock Company Wimm-Bill-Dann Foods of 22.02.2011;
Notice of Sale by Mr Ivan Ivanovich Ivanov of 26 March 2011
The Mandatory Offer expiry date is 19 May 2011
Depositary agreement № 16-1/PPSC/1065 of 07.02.2011
(purchase and sale, exchange or gift agreement, depo account etc, please include number and date of the agreement)

Consideration: 38 837 000 (thirty-eight million eight hundred and thirty-seven thousand rubles)

(indicate the number in figures and words)
Above-mentioned shares are:
■	Non-encumbered		☐	Encumbered

THE TRANSFEROR:
■ Owner	☐ Nominee holder	☐ Trustee	Account No. 0000 0001
Full name: Ivanov Ivan Ivanovich
Document: Russian passport No. 3300 123456 issued on 30 October 2003.
(registration certificate / state registration number or passport)
Issued by: OVD Cheremushki in Moscow

THE TRANSFEREE:
☐ Owner	■ Nominee holder	☐ Trustee	Account No. 1500000334

Full name: Limited Liability Company OOO Deutsche Bank

Document: extract from the Uniform State Register of Legal Entities No.1027739369041 issued on 14 October 2002
(registration certificate / state registration number or passport)

Issued by: Inter-district inspectorate No. 39 of Ministry of Taxes and Levies of Russia for the city of Moscow

AUTHORISED REPRESENTATIVE of the Transferor signing the transfer order:

Full name__________________________________________________________________________________________________
Document No. _________________ issued on________________ by__________________________________________________
Power of Attorney No.________________________________________________________________ Date___________________

Signature of the Transferor or their authorised	Signature of Pledgee	Signature of the Transferee
representative
_____________________________________________	________________________________________________	____________________________________________
Stamp	Stamp	Stamp

Appendix 2. Sample transfer order for a legal entity.

Should be arranged on one page

T R A N S F E R  O R D E R

The Transferor requests to make an entry to the register to give effect to the transfer of shares to the Transferee

INFORMATION ABOUT THE TRANSFERRED SHARES

Full name of Issuer Open Joint-Stock Company Wimm-Bill-Dann Foods

___________________________________________________________________________________________________________________

Type of shares: Registered ordinary shares (non-documentary)
State registration number of the share issue: 1-01-06005-A of 06.02.2004 Number of transferred shares: 1000 (one thousand) shares
(indicate number in figures and words)

REASON FOR MAKING ENTRY TO THE REGISTER:

Mandatory Offer to acquire shares of Open Joint-Stock Company Wimm-Bill-Dann Foods of 22.02.2011;
Notice of Sale by Limited Liability Company OOO “Pitanie” of 30 April 2011
The Mandatory Offer expiry date is 19 May 2011
Depositary agreement № 16-1/PPSC/1065 of 07.02.2011
(purchase and sale, exchange or gift agreement, depo account etc, please include number and date of the agreement)

Consideration: 3 883 700 (three million eight hundred and eighty-three thousand seven hundred rubles)
(indicate the number in figures and words)
Above-mentioned shares are:

■   Non-encumbered                  ☐   Encumbered

THE TRANSFEROR:
■ Owner	☐ Nominee holder	☐ Trustee	Account No. 0000 0001

Full name: Limited Liability Company OOO “Pitanie”
Document: state registration certificate No. 00004565489 issued on 14 October 2002.
(registration certificate / state registration number or passport)
Issued by: Inter-district inspection of the Ministry of Taxation of Russia No.46 in Moscow

THE TRANSFEREE:
☐ Owner	■ Nominee holder	☐ Trustee	Account No. 1500000334

Full name: Limited Liability Company OOO Deutsche Bank

Document: extract from the Uniform State Register of Legal Entities No.1027739369041 issued on 14 October 2002
(registration certificate / state registration number or passport)

Issued by: Inter-district inspectorate No. 39 of Ministry of Taxes and Levies of Russia for the city of Moscow

AUTHORISED REPRESENTATIVE of the Transferor signing the transfer order:

Full name_____Petrov Petr Petrovich___________________________________________________________________________
Document No. __5600 987654___ issued on____24.01.2008____ by___OVD Tverskoe in Moscow_________________________
Power of Attorney No._____________26________________________________________________ Date__31 December 2010__

Signature of the Transferor or their authorised	Signature of Pledgee or their authorised representative	Signature of the Transferee or their authorised
representative		representative
_____________________________________________	________________________________________________	____________________________________________
Stamp	Stamp
Stamp